Exhibit 99.1

               S1 Corporation Reports Second Quarter 2004 Results

     ATLANTA--(BUSINESS WIRE)--July 29, 2004--

             New Large Bank Wins Demonstrate Continued S1 Enterprise
                       Success and Company Raises Guidance

     S1 Corporation (Nasdaq:SONE), a leading global provider of integrated front-office applications for financial institutions, today announced financial results for its second quarter ended June 30, 2004.

     -- Revenue for the quarter was $60.9 million, a sequential increase of 5% over the quarter ended March 31, 2004.

     -- Revenue for the second quarter exceeded the Company's previous guidance and the Company raised revenue guidance for the remainder of 2004.

     -- Net income for the quarter was $0.6 million, or $0.01 per share, compared to net income of $0.4 million for the quarter ended March 31, 2004. Second quarter results include a $0.01 charge associated with an equity investment in a technology partner made this quarter.

     -- Third consecutive quarter of profitability in line with the Company's guidance.

     -- The Company closed 19 Enterprise deals indicating continued traction in all-sized financial institutions.

     "I am pleased with the strong revenue performance that we delivered this quarter, which reflects the increased traction of our S1 Enterprise products in both top U.S. and international financial institutions," said Jaime Ellertson, chief executive officer of S1 Corporation. "As we prepare to launch the industry's first integrated multi-channel front-office solution -- S1 Enterprise
3.0 - in the next few weeks, we believe our opportunities will continue to increase as banks of all sizes and geographies recognize the substantial benefits that an enterprise front-office will provide."

     Operating Highlights

     -- Signed 19 Enterprise deals, 11 of which are new relationships with financial institutions at an average sale price of over $1.0 million and eight being substantial new application or service add-on contracts, with an average sale price of over $800,000.

     -- Signed several multi-year contracts with large financial institutions, including Alliance & Leicester, a Top 10 bank in the U.K. with nearly $100 billion in assets; Bank of Toyko Mitsubishi, a Top 10 Asian bank with $800 billion in assets; and a Top 50 U.S. bank with approximately $35 billion in assets.

     -- Signed 78 new customers and added nearly 200 cross sales this quarter, which highlights the value of S1's customer base and feature-rich products that can be implemented either as a standalone solution or an integrated suite.

     -- Continued to make progress with the S1 Enterprise 3.0 Customer Value Program participants, covering virtually every S1 Enterprise product, from the branch and call center to the Internet. In the early stages of their pilot programs, these relationships are delivering key learnings for our entire organization as well as significant value for each institution.

     Financial Guidance


S1 Corporation
Financial Guidance
For Q3 and Full Year 2004
                                             Q3 04       Full Year 04
                                         ------------- ---------------
                                           Lo     Hi      Lo     Hi
                                         ------ ------ ------- -------
FI Segment:
------------------
Revenue                                  $50.0  $52.0  $202.0  $206.0

Direct Costs                              22.0   23.0
Operating Expense                         23.0   24.0

EPS                                      $0.01  $0.03  $ 0.07  $ 0.09

Edify Segment:
------------------
Rev                                      $ 8.5  $ 9.5  $ 36.0  $ 38.0
EPS                                      $0.00  $0.01  $ 0.00  $ 0.02

Consolidated
------------------
Rev                                       58.0   61.0   236.0   242.0
EPS                                      $0.01  $0.04  $ 0.07  $ 0.11

Fully Diluted Shares                      74.0   74.0    74.0    74.0


     Conference Call Information

     Company management will host a conference call to discuss first quarter results on Thursday, July 29, 2004 at 5:00 p.m. EST. Interested parties may access a live webcast of the call through the company's corporate website, www.s1.com. The conference call will contain forward-looking statements and other material information. A replay of the call will be available through August 5, 2004.

     About S1

     S1 Corporation (Nasdaq: SONE) is a leading global provider of integrated front-office applications for more than 4,000 banks, credit unions and insurance providers around the world. Comprised of applications that address virtually every market segment and delivery channel, S1 solutions help integrate and optimize an institution's entire front office, resulting in increased operational efficiencies, revenue opportunities and overall customer satisfaction. S1 is the only provider with the proven experience, breadth of products and financial strength to empower financial services companies' enterprise strategies. Additional information about S1 is available at www.s1.com.

     Forward Looking Statements

     This press release contains forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act. These statements include statements with respect to our financial condition, results of operations and business. The words "believes," "expects," "may," "will," "should," "projects," "contemplates," "anticipates," "forecasts," "intends" or similar terminology identify forward-looking statements. These statements are based on our beliefs as well as assumptions made using information currently available to us. Because these statements reflect our current views concerning future events, they involve risks, uncertainties and assumptions. Therefore, actual results may differ significantly from the results discussed in the forward-looking statements. The risk factors included in our reports filed with the Securities and Exchange Commission (and available on our web site at www.s1.com or the SEC's web site at www.sec.gov) provide examples of risks, uncertainties and events that may cause our actual results to differ materially from the expectations we describe in our forward-looking statements. Except as provided by law, we undertake no obligation to update any forward-looking statement.


                         S1 Corporation and Subsidiaries
                           Consolidated Balance Sheets
                                 (In thousands)
                                   (Unaudited)

                                              June 30,    December 31,
                                                2004          2003
                                            ------------ -------------

                   Assets
 Current assets:
   Cash and cash equivalents                $   126,145  $    150,064
   Short term investments, held-to-maturity      14,647        14,126
   Accounts receivable, net of allowances        44,758        37,188
   Prepaid expenses                               7,248         5,745
   Other current assets                           1,650         3,218
                                            ------------ -------------
            Total current assets                194,448       210,341
   Property and equipment, net                   15,315        15,661
   Intangible assets, net                        12,853        14,073
   Goodwill, net                                 94,158        93,462
   Other assets                                   3,736         3,551
                                            ------------ -------------
            Total assets                    $   320,510  $    337,088
                                            ------------ -------------

    Liabilities and Stockholders' Equity
 Current liabilities:
   Accounts payable                         $     5,521  $      6,166
   Accrued salaries and benefits                  9,864        11,500
   Accrued other expenses and restructuring      16,961        27,437
   Deferred revenues                             37,395        38,536
   Current portion of capital lease
    obligation                                    1,026           762
                                            ------------ -------------
            Total current liabilities            70,767        84,401
   Other liabilities                              8,631         8,873
                                            ------------ -------------
            Total liabilities                    79,398        93,274
                                            ------------ -------------
 Stockholders' equity:
      Preferred stock                            10,000        10,000
      Common stock                                  735           732
      Additional paid-in capital              1,909,692     1,907,918
      Treasury stock                            (15,807)      (10,438)
      Accumulated deficit                    (1,660,653)   (1,661,717)
      Accumulated other comprehensive
       income:
        Cumulative foreign currency
         translation adjustment                  (2,855)       (2,681)
                                            ------------ -------------
            Total stockholders' equity          241,112       243,814
                                            ------------ -------------
            Total liabilities and
             stockholders' equity           $   320,510  $    337,088
                                            ============ =============



                         S1 CORPORATION AND SUBSIDIARIES
                      Consolidated Statements of Operations
                 (In thousands, except share and per share data)
                                   (Unaudited)

                                             Three Months Ended
                                           6/30/2004    6/30/2003
                                         ------------ ------------
Revenues:
     Software licenses                   $     9,369  $    14,185
     Support and maintenance                  16,371       14,575
     Professional services                    23,930       23,044
     Data center                              10,558       14,970
     Other                                       678          951
                                         ------------ ------------
           Total revenues                     60,906       67,725  (1)
                                         ------------ ------------
Direct costs:
     Software licenses                         1,940        1,014
     Professional services, support and
      maintenance                             18,662       22,997
     Data center                               4,911        6,664  (1)
     Other                                       559          858
                                         ------------ ------------
           Total direct costs                 26,072       31,533
                                         ------------ ------------
           Gross margin                       34,834       36,192
                                         ------------ ------------
Operating expenses:
     Selling and marketing                     9,259       10,124
     Product development                      13,198       10,268
     General and administrative                7,661        7,803
     Depreciation and amortization             2,578        4,703  (1)
     Merger related and restructuring
      costs                                        -        8,418
     Amortization of acquisition
      intangibles                                765          788
                                         ------------ ------------
           Total operating expenses           33,461       42,104
                                         ------------ ------------
Operating income (loss)                        1,373       (5,912)
Interest, investment and other income,
 net                                            (752)        (491)
Income tax expense                                (1)           -
                                         ------------ ------------
Net income (loss)                        $       620  $    (6,403)
                                         ============ ============

Net income (loss) per share:
                                         ------------ ------------
Net income (loss) per common share -
 basic                                   $      0.01  $     (0.09)
                                         ============ ============
Net income per common share - diluted    $      0.01          N/A
                                         ============ ============

Weighted average common shares
 outstanding - basic                      70,590,274   69,348,903
Weighted average common shares and
 equivalents - diluted                    74,623,944          N/A

Common shares outstanding at end of
 period                                   70,729,342   71,439,802

Gross margin percentages:
 Software licenses                                79%          93%
 Professional services, support and
  maintenance                                     54%          39%
 Data center                                      53%          55%
 Other                                            18%          10%
                                         ------------ ------------
 Total gross margin                               57%          53%
                                         ------------ ------------

     (1) Results for the quarter ended June 30, 2003 include $14.1 million license and data center revenue and $0.9 million in data center expenses and $0.4 million in depreciation expense associated with the Zurich Insurance Company contract.



                                              Six Months Ended
                                           6/30/2004    6/30/2003
                                         ------------ ------------

Revenues:
     Software licenses                   $    20,997  $    29,151
     Support and maintenance                  31,672       30,017
     Professional services                    43,997       46,322
     Data center                              20,484       26,731
     Other                                     1,664        1,166
                                         ------------ ------------
           Total revenues                    118,814      133,387  (2)
                                         ------------ ------------
Direct costs:
     Software licenses                         3,305        1,858
     Professional services, support and
      maintenance                             36,322       47,588
     Data center                               9,748       13,390  (2)
     Other                                     1,478        1,014
                                         ------------ ------------
           Total direct costs                 50,853       63,850
                                         ------------ ------------
           Gross margin                       67,961       69,537
                                         ------------ ------------
Operating expenses:
     Selling and marketing                    17,604       21,654
     Product development                      26,862       23,374
     General and administrative               14,374       17,030
     Depreciation and amortization             5,288       10,438  (2)
     Merger related and restructuring
      costs                                        -       16,512
     Amortization of acquisition
      intangibles                              1,601       15,857
                                         ------------ ------------
           Total operating expenses           65,729      104,865
                                         ------------ ------------
Operating income (loss)                        2,232      (35,328)
Interest, investment and other income,
 net                                            (705)        (245)
Income tax expense                              (463)        (119)
                                         ------------ ------------
Net income (loss)                        $     1,064  $   (35,692)
                                         ============ ============

Net income (loss) per share:
                                         ------------ ------------
Net income (loss) per common share -
 basic                                   $      0.02  $     (0.52)
                                         ============ ============
Net income per common share - diluted    $      0.01          N/A
                                         ============ ============

Weighted average common shares
 outstanding - basic                      70,786,719   69,298,568
Weighted average common shares and
 equivalents - diluted                    74,363,265          N/A

Common shares outstanding at end of
 period                                   70,729,342   71,439,802

Gross margin percentages:
 Software licenses                                84%          94%
 Professional services, support and
  maintenance                                     52%          38%
 Data center                                      52%          50%
 Other                                            11%          13%
                                         ------------ ------------
 Total gross margin                               57%          52%
                                         ------------ ------------

 (2) Results for the six months ended June 30, 2003 include $25.0 million license and data center revenue and $1.8 million in data center expenses and $0.7 million in depreciation expense associated with the Zurich Insurance Company contract.



                                 S1 Corporation
                       Statements of Operations by Segment
                       For the Quarter Ended June 30, 2004
                 (In thousands, except share and per share data)
                                   (Unaudited)

                     Financial
                    Institutions    Edify     Eliminations   Total
                    ------------ ------------ ----------  -----------

  Software licenses $     6,435  $     3,033  $      (99) $     9,369
  Support and
   maintenance           11,936        4,620        (185)      16,371
  Professional
   services              22,308        1,624          (2)      23,930
  Data center            10,558            -                  10,558
  Other                     678            -                     678
                    ------------ ------------ ----------  -----------
Total Revenue:           51,915        9,277        (286)      60,906
                    ------------ ------------ ----------  -----------
Direct costs:
  Software licenses       1,149          890         (99)       1,940
  Professional
   services,
   support and
   maintenance           15,978        2,871        (187)      18,662
  Data center             4,911            -                   4,911
  Other                     559            -                     559
                    ------------ ------------ ----------  -----------
    Total direct
     costs               22,597        3,761        (286)      26,072
                    ------------ ------------ ----------  -----------
    Gross margin         29,318        5,516           -       34,834
                    ------------ ------------ ----------  -----------
Operating expenses:
  Selling and
   marketing              6,567        2,692                   9,259
  Product
   development           11,721        1,477                  13,198
  General and
   administrative         6,617        1,044                   7,661
  Depreciation and
   amortization           2,355          223                   2,578
  Amortization and
   impairment of
   acquisition
   intangibles              765            -                     765
                    ------------ ------------ ----------  -----------
    Total operating
     expenses            28,025        5,436           -       33,461
                    ------------ ------------ ----------  -----------
Operating income          1,293           80           -        1,373
Interest,
 investment and
 other income
 (expense)                 (714)         (38)                   (752)
Income tax expense          (20)          19                      (1)
                    ------------ ------------ ----------  -----------
Net income          $       559  $        61  $        -  $       620
                    ------------ ------------ ----------  -----------

Net income - basic  $      0.01  $      0.00             $      0.01
                    ============ ============            ============

Net income -
 diluted            $      0.01  $      0.00             $      0.01
                    ============ ============            ============

Weighted average
 common shares
 outstanding -
 basic               70,590,274   70,590,274              70,590,274
Weighted average
 common shares
 outstanding -
 diluted             74,623,944   74,623,944              74,623,944



                                 S1 Corporation
                       Statements of Operations by Segment
                      For the Quarter Ended March 31, 2004
                 (In thousands, except share and per share data)
                                   (Unaudited)

                     Financial
                    Institutions    Edify     Eliminations   Total
                    ------------ ------------ ------------------------

  Software licenses $     8,630  $     3,306  $     (308) $    11,628
  Support and
   maintenance           11,158        4,431        (288)      15,301
  Professional
   services              18,459        1,668         (60)      20,067
  Data center             9,926            -                    9,926
  Other                     986            -                      986
                    ------------ ------------ ----------- ------------
Total Revenue:           49,159        9,405        (656)      57,908
                    ------------ ------------ ----------- ------------
Direct costs:
  Software licenses         970          703        (308)       1,365
  Professional
   services,
   support and
   maintenance           15,063        2,945        (348)      17,660
  Data center             4,837            -                    4,837
  Other                     919            -                      919
                    ------------ ------------ ----------- ------------
    Total direct
     costs               21,789        3,648        (656)      24,781
                    ------------ ------------ ----------- ------------
    Gross margin         27,370        5,757           -       33,127
                    ------------ ------------ ----------- ------------
Operating expenses:
  Selling and
   marketing              5,540        2,805                    8,345
  Product
   development           12,108        1,556                   13,664
  General and
   administrative         5,738          975                    6,713
  Depreciation and
   amortization           2,494          216                    2,710
  Amortization and
   impairment of
   acquisition
   intangibles              761           75                      836
                    ------------ ------------ ----------- ------------
    Total operating
     expenses            26,641        5,627           -       32,268
                    ------------ ------------ ----------- ------------
Operating income            729          130           -          859
Interest,
 investment and
 other income
 (expense)                  138          (91)                      47
Income tax expense         (441)         (21)                    (462)
                    ------------ ------------ ----------- ------------
Net income          $       426  $        18  $        -  $       444
                    ============ ============ =========== ============

Net income - basic  $      0.01  $      0.00              $      0.01
                    ============ ============             ============

Net income -
 diluted            $      0.01  $      0.00              $      0.01
                    ============ ============             ============

Weighted average
 common shares
 outstanding -
 basic               70,983,164   70,983,164               70,983,164
Weighted average
 common shares
 outstanding -
 diluted             74,143,891   74,143,891               74,143,891



                         S1 Corporation and Subsidiaries
                      Consolidated Statements of Cash Flows
                                 (In thousands)
                                   (Unaudited)

                                                   Six Months Ended
                                                  June 30,  June 30,
                                                    2004      2003
                                                  --------- ---------

Cash flows from operating activities:
  Net income (loss)                               $  1,064  $(35,692)
  Adjustments to reconcile net income (loss)
   to net cash used in operating activities:
  Depreciation and amortization and goodwill
   impairment charge                                 6,889    26,295
  Equity in net loss of unconsolidated
   subsidiary                                          750         -
  Loss on disposal of property and equipment             -     3,931
  Provision for doubtful accounts receivable
   and billing adjustments                           1,163     3,948
  Other                                                  -     1,582
  Changes in assets and liabilities,
   excluding effects of acquisition:
    Increase in accounts receivable                 (8,748)   (5,418)
    (Increase) decrease in prepaid
     expenses and other assets                         (30)      450
    Decrease in accounts payable                      (706)   (7,695)
    (Decrease) increase in accrued
     expenses and other liabilities                (12,652)    8,120
    (Decrease) increase in deferred
     revenue                                        (1,296)    3,963
                                                  --------- ---------
         Net cash used in operating activities     (13,566)     (516)
                                                   --------  --------

 Cash flows from investing activities:
  Cash paid in connection with acquisition          (1,198)        -
  Purchases of short-term investment securities    (22,834)  (11,356)
  Maturities of short-term investment securities    22,313    15,851
  Proceeds from sale of investment securities
   available for sale                                    -        92
  Investment in unconsolidated subsidiary             (750)        -
  Purchases of property and equipment and
   purchased technology                             (3,642)   (3,599)
                                                  --------- ---------
         Net cash (used in) provided by investing
          activities                                (6,111)      988
                                                   --------  --------

 Cash flows from financing activities:
  Proceeds from sale of common stock under
   employee stock purchase and option plans          1,777       640
  Payments on capital lease obligations               (491)   (1,582)
  Repurchase of common stock held in treasury       (5,369)     (750)
                                                  --------- ---------
         Net cash used in financing activities      (4,083)   (1,692)
                                                  --------- ---------

 Effect of exchange rate changes on cash and cash
  equivalents                                         (159)      811
                                                  --------- ---------
 Net decrease in cash and cash equivalents         (23,919)     (409)
 Cash and cash equivalents at beginning of period  150,064   127,842
                                                  --------- ---------
 Cash and cash equivalents at end of period       $126,145  $127,433
                                                  --------- ---------

 Property and equipment acquired through leases   $  1,249  $  1,293


     CONTACT: S1 Corporation, Atlanta
              Matthew Hale, 404/923-3500
              matt.hale@s1.com
              or
              SHIFT Communications for S1 Corporation
              Brian Gendron, 617/681-1226
              bgendron@sterlinghager.com